SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2000


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-NCA)


                      New Century Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                  333-76805            33-0852169
-----------------------------     ---------------       ----------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)

         18400 Von Karman
         Irvine, California                                       92612
---------------------------------------                        --------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:



                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.                      Description
-----------         -----------                      -----------

     1                     23               Consent of Independent Accountants

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 27, 2000

                                        NEW CENTURY MORTGAGE SECURITIES,
                                        INC.


                                        By:   /s/ Patrick J. Flanagan
                                           -----------------------------
                                        Name:     Patrick J. Flanagan
                                        Title:    President

                                INDEX TO EXHIBITS



   Exhibit No.              Description                         Page
   -----------              -----------                         ----

         1          Consent of PriceWaterhouseCoopers L.L.P.      5